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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of report (Date of earliest
                                event reported):

                                 January 7, 2002
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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




            Delaware                      000-21240              23-2705700
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 (State or other jurisdiction of    (Commission File No.)      (IRS Employer
  incorporation or organization)                             Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


(Registrant's telephone number including area code)      (610) 277-8300
                                                    -------------------------
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Item 5.  Other Events.

         On January 7, 2002, Neoware Systems, Inc. entered into an alliance with International Business Machines Corporation, under which Neoware will supply thin client appliances to IBM and its customers and has licensed IBM technology to develop next generation thin client appliance products. IBM and Neoware intend to enter into an agreement to provide service and support for Neoware products.

         In connection with this alliance, Neoware has issued 375,000 shares of Neoware common stock to IBM, resulting in IBM owning approximately 3.5% of Neoware's outstanding securities.

         A copy of the press release announcing the alliance between Neoware and IBM is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None

(b)  None

(c)  Exhibits.

     99.  Press Release dated January 8, 2002
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       NEOWARE SYSTEMS, INC.


Dated:  January 8, 2002                By: /S/ MICHAEL G. KANTROWITZ
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